Exhibit 32


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                               U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                         THE SARBANES-OXLEY ACT OF 2002

     I, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that Transition Period Report on Form 10KSB for the period ended October 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents in all material respects the financial condition and results of operations of Superclick, Incorporated.

Date: January 29, 2004         By: /s/ Ronald Fon
                                       -----------------------------------
                                       Name: Ronald Fon
                                       Title: Chief Financial Officer and Chief
                                       Executive Officer
                                       Superclick, Inc.